Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Semrush Holdings, Inc. for the quarterly period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Wagner, as Chief Executive Officer of Semrush Holdings, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Semrush Holdings, Inc.

Date:	August 7, 2025	By:	/s/ William Wagner
William Wagner
Chief Executive Officer
(Principal Executive Officer)

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of Semrush Holdings, Inc., regardless of any general incorporation language in such filing.

In connection with the Quarterly Report on Form 10-Q of Semrush Holdings, Inc. for the quarterly period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Mulroy, as Chief Financial Officer of Semrush Holdings, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Semrush Holdings, Inc.

Date:	August 7, 2025	By:	/s/ Brian Mulroy
Brian Mulroy
Chief Financial Officer
(Principal Financial Officer)

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of Semrush Holdings, Inc., regardless of any general incorporation language in such filing.